UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 1, 2026

Stanley Black & Decker, Inc.

(Exact name of registrant as specified in its charter)

CT	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 STANLEY DRIVE

NEW BRITAIN, CT 06053

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbols	Name Of Each Exchange On Which Registered
Common Stock - $2.50 Par Value per Share	SWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 4, 2026, Stanley Black & Decker, Inc. (the “Company”) issued a press release announcing the execution of an Equity and Asset Purchase Agreement, dated as of September 1, 2026, by and between the Company and Bad Boy Mowers JV Acquisition, LLC (“Bad Boy Mowers”), pursuant to which Bad Boy Mowers has agreed to purchase Excel Industries, LLC, a wholly owned subsidiary of the Company, and certain assets related to the HUSTLER® brand name. The transaction is subject to receipt of required regulatory approvals and other customary closing conditions. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Stanley Black & Decker makes forward-looking statements in this Current Report on Form 8-K which represent its expectations or beliefs about future events and financial performance. Forward-looking statements are identifiable by words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “will,” “may” and other similar expressions. In addition, any statements that refer to expectations, projections, proceeds or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements made in this Current Report on Form 8-K include, but are not limited to, statements concerning: consummation of the transaction described herein; the Company’s ability to maximize value to shareholders through active portfolio management and capital allocation; the Company’s capital allocation strategy; and the expected impact of the transaction on adjusted EPS.

You are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are not guarantees of future events and involve risks, uncertainties and other known and unknown factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by such forward-looking statements, including, but not limited to, the failure to realize the expected benefits of the Company’s value creation and capital allocation strategies or the expected impact of the transaction on adjusted EPS.

Forward-looking statements made herein are also subject to risks and uncertainties described in Stanley Black & Decker’s 2025 Annual Report on Form 10-K, its subsequently filed Quarterly Reports on Form 10-Q, and other filings Stanley Black & Decker makes with the Securities and Exchange Commission. In addition, actual results could differ materially from those suggested by the forward-looking statements, and therefore you should not place undue reliance on the forward-looking statements. Stanley Black & Decker makes no commitment to revise or update any forward-looking statements to reflect events or circumstances occurring or existing after the date of any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release dated September 4, 2026, issued by Stanley Black & Decker, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

September 4, 2026	By:	/s/ Donald Riccitelli
	Name:	Donald Riccitelli
	Title:	VP Corporate Secretary